UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 1, 2026

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2026, Capital Southwest Corporation (the “Company”) filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation (the “Charter Amendment”) with the office of the Secretary of State of the State of Texas to increase the number of the Company’s authorized shares of common stock, par value $0.25 per share, from 75,000,000 to 135,000,000. The foregoing summary of the Charter Amendment is subject to, and qualified in its entirety by, a copy of the Charter Amendment, which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 1, 2026, the Company reconvened its 2026 Annual Meeting of Shareholders (the “Reconvened Annual Meeting”), which was initially held on July 22, 2026 and adjourned to September 1, 2026 with respect to Proposal 4 (the proposal to approve the Charter Amendment). As of the close of business on May 26, 2026, the record date, there were 62,140,726 shares of common stock outstanding and entitled to vote.

Proposal 4. At the Reconvened Annual Meeting, the Company's shareholders approved the Charter Amendment by the following vote:

Votes For	41,613,652
Votes Against	4,810,196
Abstentions	1,503,080

Item 7.01 Regulation FD Disclosure.

On September 1, 2026, the Company issued a press release announcing the approval of the Charter Amendment. The press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation
99.1	Press Release issued by Capital Southwest Corporation on September 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2026

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: President and Chief Executive Officer